2026 First Quarter Investor Presentation

2 Readers should carefully consider these risks alongside those detailed in Item 1A, 'Risk Factors' of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, and in subsequent filings available at www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Safe Harbor Statement CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward- looking statements. This presentation or any other written or oral statements made by or on behalf of the Company may include forward-looking statements, which reflect the Company’s current views with respect to future events and financial performance. All statements, other than statements of historical fact included in or incorporated by reference in this presentation are forward-looking statements. In some cases, these forward-looking statements can be identified by the use of forward-looking words such as "may", "should", "could", "anticipate", "estimate", "expect", "plan", "believe", "predict", "potential", "aim", "will", "target", "continue", "intend" or similar statements of a future or forward-looking nature or their negative or similar terminology. Forward-looking statements made in this presentation, such as those related to our performance, pricing, growth prospects, the outcome of our strategic initiatives, our expectations relating to our ability to successfully implement and manage technology initiatives – including artificial intelligence, our expectations about the current trade and geopolitical environment on our business, economic and market conditions, and other statements that are not historical facts, reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties that could cause actual results to differ materially, including without limitation: Insurance Risk: the cyclical nature of insurance and reinsurance business leading to periods with excess underwriting capacity and unfavorable premium rates; the frequency and severity of natural and man-made disasters; the effects of emerging claims, systemic risks, and coverage and regulatory issues; reserve adequacy; losses relating to geopolitical conflicts; the adverse impact of economic and social inflation; failure of our loss limitation methods; failure of our cedants to adequately evaluate risk; and our reliance on industry models. Strategic Risk: industry competition and consolidation; failure to keep the pace or manage technology developments, including artificial intelligence; general economic, capital, and credit market conditions, including market illiquidity, fluctuations in interest rates, credit spreads, equity securities' prices, foreign currency exchange rates, and evolving impacts of tariffs, sanctions, and international trade tensions; our ability to increase the use of data and analytics and technology as part of our business strategy and adapt to new technologies; changes in the political environment of certain countries where we operate or underwrite business; loss of business provided to us by major brokers; rating agency actions; key personnel changes; potential strategic opportunities including acquisitions and our ability to achieve them; evolving expectations regarding environmental, social, and governance matters; and the effect of contagious diseases on our business. Credit and Market Risk: reinsurance availability and recoverability; premium collection risks; and counterparty defaults in our program business. Liquidity Risk: the inability to access sufficient cash to meet our obligations when they are due. Operational Risk: technology and cybersecurity challenges; failures in internal or outsourced operational processes, people, or systems; and changes in accounting policies or practices. Regulatory Risk: changes in laws and regulations and potential government intervention in our industry; and inadvertent non-compliance with sanctions, anti-corruption, data protection and privacy requirements. Taxation Risk: changes in tax laws.

3 AXIS Aspiration A leading Specialty Underwriter, generating consistent top-quartile diluted book value per common share (“DBVPS”) growth for shareholders

25% 75% 4 AXIS at a Glance Our strategic focus is on Specialty products: Risk transfer solutions that require customized and tailored offerings delivered by underwriting expertise through differentiated distribution channels and customer profiles Insurance Reinsurance Insurance $7.5 billion Reinsurance $2.4 billion Strong Insurance Segment Gross Premiums Written, up 19.8% year over year Diluted Book Value per Common Share of $78.19, an increase of 17.6% over the past 12 months First Quarter 2026 Headlines $9.9 billion1 Group Combined Ratio of 89.8% Capital Returns $93 million returned to common shareholders, including $60 million in share repurchases and $33 million in dividends 1 Gross Premiums Written (“GPW”) by segment, last twelve months ended 3/31/2026.

5 A Leading Specialty Underwriter Performance culture that is both results driven and people- oriented Built for all seasons, an operating model that enables us to pivot as needed Poised for profitable growth driven by our strategic initiatives Disciplined cycle management that puts profits above premiums A global distribution model grounded in customer centricity and deep broker partnerships

Global Specialty Platform 6 Presence in all critical markets Legal entity footprint providing access to all major specialty markets Full licensing to compete and grow Licenses and permissions in place to underwrite all major specialty classes Multivariate distribution model Multiple, well‑established channels connecting us to brokers and customers Serve global clients and different customer segments A diversified set of specialty solutions built around underwriting expertise • Admitted • Non-admitted • Lloyd’s platform • Authorized, collateralized, facultative, treaty, and retrocession capabilities • Retail • Wholesale • Delegated authority and facilities • Intermediary‑led • Access to major specialty classes • Durable, multi-product global broker relationships • Direct • Reinsurance

Sara Farrup Head of Global Markets Joined Nov. 2024 Winning on Talent 7 Capabilities added include: Dynamic and Experienced Leadership Team Attracting Specialty Underwriting Talent and Building Capabilities NA Environmental US Construction Ocean Marine Life Sciences Michael McKenna Head of North America Joined May 2023 David Phillips Chief Investment Officer 11 years at AXIS Ann Haugh Chief Operations Officer 7 years at AXIS Matthew Kirk CFO Joined Nov. 2025 Dan Draper Group CUO and Head of AXIS Re 13 years at AXIS Megan Watt Chief Claims Officer Joined April 2023 Vincent C. Tizzio President and CEO Conrad Brooks Chief Admin. and Legal Officer 19 years at AXIS A dedicated Lower Middle Market team, Inland Marine, Allied Health, Surety, Pet, and AXIS Capacity Solutions

23% 20% 18% 10% 10% 10% 5% 4% 8 Specialty Experts Products requiring specialty expertise, GPW, last 12 months1 First Quarter Performance Highlights Property4 Cyber2 Liability Marine & Aviation4 Accident & Health (A&H) Other3 Credit, Surety & Political Risk $9.9 billion Professional Lines 1 Percent of total GPW, last twelve months ended 3/31/2026. 2 Includes Cyber insurance only. Cyber reinsurance is included in Professional Lines. 3 Includes Agriculture reinsurance, Motor reinsurance, and Run-off lines. 4 Renewable energy is included in Property and Marine & Aviation. • Gross premiums written were up 11% year-over-year to $3.1 billion • Insurance increased by $328 million, or 20% • Active management of our book resulted in an attractive combined ratio of 89.8% • Reinsurance decreased by $25 million, or 2%

1 Inclusive of 8.1 points of prior year reserve development. Cycle Management 9 First Quarter Performance Highlights • The construction of our portfolio is guided by our principled view in managing the mix of our portfolio to achieve profitable growth • The Insurance segment underlying loss ratio increased by a point year over year and was offset by improvements to the G&A ratio • We are leaning into profitable Specialty lines, while taking caution on Casualty lines Insurance Gross Premiums Written Reinsurance Gross Premiums Written Group Combined Ratio Portfolio Reshaping

30% 19%19% 12% 8% 7% 5% 10 Insurance Overview • Gross premiums written were up 20% year-over-year to $2.0 billion, including $724 million in new business • Gross premiums written growth was attributable to all lines of business • Growth was supported by expanded initiatives, including Lower Middle Market business and business sourced by AXIS Capacity Solutions Product mix, GPW, last 12 months1 Property2 Professional Lines 1 Percent of total GPW, last twelve months ended 3/31/2026. 2 Renewable energy is included in Property and Marine & Aviation. Cyber Liability Marine & Aviation2 Accident & Health $7.5 billion Credit & Political Risk First Quarter Performance Highlights

11 Reinsurance Overview Product mix, GPW, last 12 months1 Marine & Aviation 27% 21% Credit & Surety Motor 17% Liability 15% Professional Lines 1 Percent of total GPW, last twelve months ended 3/31/2026. 2 Run-off lines include Catastrophe, Property, and Engineering, and made up less than 1 percent of GPW in the last twelve months. 11% 7% Agriculture $2.4 billion Accident & Health Run-off Lines2 • Continued to deliver positive bottom- line results, maintaining commitment to generate consistent profitability and low volatility • Gross premiums written down 2% year- over-year (down 6% on a constant currency basis) to $1.1 billion, attributable to non-renewals and decreased line sizes • We are leaning into short-tail Specialty lines and maintain caution on Casualty lines First Quarter Performance Highlights 25% 24% 17% 16% 9% 7% 2%2%

12 Vo la til ity (C oe ff ic ie nt o f V ar ia nc e) Average Quarterly Loss Ratio 1 Peers displayed include: ACGL, AFG, BOW, CB, CINF, CNA, EG, HIG, KMPR, KNSL, MKL, SIGI, SPNT, THG, TRV, and WRB. 2 Coefficient of variance calculated by standard deviation of quarterly loss ratios divided by average. • The low volatility within our quarterly loss ratio underscores disciplined underwriting and risk selection • An average quarterly loss ratio of 58.5% since the beginning of 2024 is highly competitive against a set of top peers Financial periods Q1’24 through Q4’25 unless otherwise noted AXS (Old) AXS (Transition) AXS (Q1’18 - Q4’21) (Q1’22 - Q4’23) (Q1’24 - Q4’25) Peer Company Consistent Top Quartile Results With Less Volatility Than Our Peers AXS (Transition) AXS (Old) AXS 55 57.5 60 62.5 65 67.5 70 72.5 75 0 5 10 15 20 25 Consistent and Predictable Underwriting Performance

13.5% 12.6% 12.4% FY2023 FY2024 FY2025 13 "How We Work" Leverages our Competitive Platform, while Driving Productivity and Efficiency How We Work program launched in 2023 to enhance how we operate and how we go to market Simplify operating structures and processes Increase agility and speed to market Deliver efficiencies and capitalize on productivity gains Enhance ability to leverage data, digital and AI capabilities Group G&A Ratio From year end 2023 to 2025, Gross Premiums Written have grown 15% while G&A dollars spent has only risen 3% 11.9% 10.7% Q1 2025 Q1 2026 AI strategic pillars Drive value through AI-enabled core processes: Applying AI across underwriting, claims, and operations to improve speed, efficiency, consistency, and governance Build the technical foundation for AI at scale: Accelerating delivery of technical solutions, strengthening our data foundation, and modernizing system architecture to support scalable, enterprise-wide AI enablement Develop a future-ready workforce: Upskilling employees to use AI in daily workflows, reinforcing data/AI governance and risk management, and recruiting AI-ready talent to help accelerate adoption

8% 2% 4% 7% 79% 14 A+ Weighted average credit rating of fixed 1 Includes short-term investments, accrued interest receivable, and net receivable/(payable) for investments sold (purchased). 2 Includes equity method investments. 3 Includes common stocks, preferred stocks, exchange-traded funds, equity method investments, below-investment-grade bonds, and other investments. 4 Includes other investments, equity securities, mortgage loans, cash and cash equivalents, short-term investments, and investment expenses. Well-Positioned Portfolio Driving Strong Investment Returns Investment portfolio at 3/31/2026 Strong and Stable Investment Income Total cash and investments Net investment income, in millions Non-Fixed Income 4 Fixed Maturities maturities portfolio 19% Allocation to risk assets 3.2 year Average duration of fixed maturities (inclusive of duration hedges) 4.7% / 5.1% Book / Market yield of fixed maturities at 3/31/2026 $17.3 billion Mortgage loans Cash and equivalents1 Fixed maturities Equity securities Other investments2 $208 $187 $185 $187 $185 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 3

15 A.M. Best Financial strength rating AS&P Financial strength rating A+ Capital Management Aligned with Strategy Execution Capital Deployment Organic deployment in underwriting and investments Investments in capabilities, including underwriting tools and AI Capital returns of $1 billion in 2025, including $888 million in share repurchases Inorganic opportunities 1 2 3 4